      As filed with the Securities and Exchange Commission on June 15, 2000
                                                Registration No. 33-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                           --------------------------

                            GENOME THERAPEUTICS CORP.
             (Exact name of registrant as specified in its charter)

           MASSACHUSETTS                                          04-2297484
    (State or other jurisdiction                              (I.R.S. Employer
  of incorporation or organization)                          Identification No.)


                                100 BEAVER STREET
                                WALTHAM, MA 02453
          (Address of principal executive offices, including zip code)

                            -------------------------

                            GENOME THERAPEUTICS CORP.
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                            -------------------------

                               Philip V. Holberton
                             Chief Financial Officer
                            Genome Therapeutics Corp.
                                100 Beaver Street
                          Waltham, Massachusetts 02453
                                 (781) 398-2300
 (Name, Address and Telephone Number, including Area Code, of Agent for Service)

                            -------------------------

                         CALCULATION OF REGISTRATION FEE

===============================================================================================================================
     TITLE OF EACH CLASS OF                AMOUNT TO BE         PROPOSED MAXIMUM           PROPOSED MAXIMUM          AMOUNT OF
  SECURITIES TO BE REGISTERED               REGISTERED         OFFERING PRICE PER         AGGREGATE OFFERING       REGISTRATION
                                                                    SHARE(1)                   PRICE(1)                 FEE
-------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value per share    250,000 shares            $26.19                    $6,547,500             $1,728.54
===============================================================================================================================

(1) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(h) on the basis of the average of the high and low sale prices of the Common Stock on the Nasdaq National Market on June 14, 2000.

================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act") and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         The following documents filed by Genome Therapeutics Corp., a Massachusetts corporation (the "Company"), with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference except to the extent any statement or information therein is modified, superseded or replaced by a statement or information contained in this document or in any other subsequently filed document incorporated herein by reference:

         (a) Our Annual Report on Form 10-K for the fiscal year ended August 31, 1999 as filed with the SEC on November 24, 1999;

         (b) Our Annual Report on Form 10-K/A for the fiscal year ended August 31, 1999 as filed with the SEC on February 15, 2000;

         (c) Our Quarterly Report on Form 10-Q for the quarter ended November 27, 1999 as filed with the SEC on January 11, 2000;

         (d) Our Quarterly Report on Form 10-Q/A for the quarter ended November 27, 1999 as filed with the SEC on March 21, 2000;

         (e) Our Quarterly Report on Form 10-Q for the quarter ended February 26, 2000 as filed with the SEC on March 22, 2000;

         (f)      Our Proxy Statement as filed with SEC on January 27, 2000; and

         (g)      Our Current Report on Form 8-K dated March 8, 2000.

         (h)      Our Current Report on Form 8-K dated April 4,2000.

         (i)      Our Current Report on Form 8-K/A dated April 10, 2000.

         (j)      Our Current Report on Form 8-K dated April 18, 2000.

         (k)      Our Current Report on Form 8-K dated May 5, 2000.

         (l) The description of the Common Stock, $.10 par value (the "Common Stock"), contained in the Company's Form 10/A (Commission File No. 000-10824).

         (m) All reports and other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such reports and documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Company is organized under the laws of the Commonwealth of Massachusetts. The Massachusetts Business Corporation Law provides that indemnification of directors, officers, employees and other agents of the corporation and persons who serve at its request as directors, officers, employees or other agents of another organization, or who serve at its request in any capacity with respect to any employee benefit plan, may be provided by the corporation to whatever extent specified in its charter documents or votes adopted by its shareholders, except that no indemnification may be provided for any person with respect to any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation. Under Massachusetts law, a corporation can purchase and maintain insurance on behalf of any person against any liability incurred as a director, officer, employee, agent or person serving at the request of the corporation as a director, officer, employee or other agent of another corporation or with respect to any employee benefit plan, in his capacity as such, whether or not the corporation would have power to itself indemnify him against such liability.

         The Company's Restated Articles of Organization, as amended to date, provide that its directors shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liabilities is not permitted under the Massachusetts Business Corporation Law as in effect at the time such liability is determined. The By-Laws provide that the Company shall indemnify its directors and officers to the full extent permitted by the laws of The Commonwealth of Massachusetts. In addition, the Company holds a Director and Officer Liability and Corporate Indemnification Policy.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

Item 8.  EXHIBITS.

Exhibit
Number                              Title of Exhibit
-------                             ----------------

Exhibit 4(a).             The Company's Employee Stock Purchase Plan.

Exhibit 4(b).             The Company's Restated Articles of Organization (filed as an exhibit to the
                          Company's Registration Statement on Form S-1 (No. 2-75230) and
                          incorporated herein by reference).

Exhibit 4(c).             Amendment dated January 5, 1982 to Restated Articles of Organization
                          (filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the
                          quarter ended February 27, 1982 and incorporated herein by reference).

Exhibit 4(d).             Amendment dated January 24, 1983 to Restated Articles of Organization
                          (filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the
                          quarter ended February 26, 1983 and incorporated herein by reference).

Exhibit 4(e).             Amendment dated January 17, 1984 to Restated Articles of Organization
                          (filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the
                          quarter ended February 25, 1984 and incorporated herein by reference).

Exhibit 4(f).             Amendment dated December 9, 1987 to Restated Articles of Organization
                          (filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the
                          quarter ended November 28, 1987 and incorporated herein by reference).

Exhibit 4(g).             Amendment dated January 24, 1994 to Restated Articles of Organization
                          (filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended
                          August 31, 1994 and incorporated herein by reference).

Exhibit 4(h).             Amendment dated August 31, 1994 to Restated Articles of Organization
                          (filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended
                          August 31, 1994 and incorporated herein by reference).

Exhibit 4(i).             The Company's By-laws (filed as an exhibit to the Company's Registration
                          Statement on Form S-1 (No. 2-75230) and incorporated herein by reference).


Exhibit 4(j).             Amendment dated October 20, 1987 to the By-laws (filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1987 and incorporated herein by reference).

Exhibit 4(k).             Amendment dated October 16, 1989 to the By-laws (filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1989 and incorporated herein by reference).

Exhibit 5.                Opinion of Ropes & Gray.

Exhibit 23(a).            Consent of Ropes & Gray (contained in Exhibit 5).

Exhibit 23(b).            Consent of Arthur Andersen LLP.

Exhibit 24.               Power of Attorney (included as part of the signature pages to this
                          Registration Statement).

Item 9.  UNDERTAKINGS.

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof), which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; PROVIDED, HOWEVER, that paragraphs
(a)(1)(i) and (a)(1)(ii) will not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof, and

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, Commonwealth of Massachusetts, on this 14th day of June, 2000.

                                             Genome Therapeutics Corp.


                                             By: /s/ Robert J. Jennessey
                                                 -------------------------------
                                             Name:  Robert J. Hennessey
                                             Title:  Chairman of the Board and
                                                      Chief Executive Officer

         Each person whose signature appears below constitutes and appoints Robert J. Hennessey and Philip V. Holberton, and each of them with full power to act without the other, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to this Registration Statement on Form S-8 to be filed by Genome Therapeutics Corp., including post-effective amendments, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


    Name                                          Title                                     Date
    ----                                          -----                                     ----

/s/ Robert J. Hennessey                    Chairman of the Board                          June 14, 2000
-----------------------------------        and Chief Executive Officer
Robert J. Hennessey                        (Principal Executive Officer)


/s/ Philip V. Holberton                    Chief Financial Officer                        June 14, 2000
-----------------------------------        (Principal Financial and
Philip V. Holberton                        Accounting Officer)


/s/ Marc B. Garnick                        Director                                       June 14, 2000
-----------------------------------
Marc B. Garnick

/s/ Philip Leder                           Director                                       June 14, 2000
-----------------------------------
Philip Leder

/s/ Lawrence Levy                          Director                                       June 14, 2000
-----------------------------------
Lawrence Levy

                                           Director                                       June__, 2000
-----------------------------------
Steven M. Rauscher

                                           Director                                       June__, 2000
-----------------------------------
Norbert G. Riedel

                                  EXHIBIT INDEX

Exhibit
Number                              Title of Exhibit
-------                             ----------------

Exhibit 4(a).             The Company's Employee Stock Purchase Plan.

Exhibit 4(b).             The Company's Restated Articles of Organization (filed as an exhibit to the
                          Company's Registration Statement on Form S-1 (No. 2-75230) and
                          incorporated herein by reference).

Exhibit 4(c).             Amendment dated January 5, 1982 to Restated Articles of Organization
                          (filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the
                          quarter ended February 27, 1982 and incorporated herein by reference).

Exhibit 4(d).             Amendment dated January 24, 1983 to Restated Articles of Organization
                          (filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the
                          quarter ended February 26, 1983 and incorporated herein by reference).

Exhibit 4(e).             Amendment dated January 17, 1984 to Restated Articles of Organization
                          (filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the
                          quarter ended February 25, 1984 and incorporated herein by reference).

Exhibit 4(f).             Amendment dated December 9, 1987 to Restated Articles of Organization
                          (filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the
                          quarter ended November 28, 1987 and incorporated herein by reference).

Exhibit 4(g).             Amendment dated January 24, 1994 to Restated Articles of Organization
                          (filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended
                          August 31, 1994 and incorporated herein by reference).

Exhibit 4(h).             Amendment dated August 31, 1994 to Restated Articles of Organization
                          (filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended
                          August 31, 1994 and incorporated herein by reference).

Exhibit 4(i).             The Company's By-laws (filed as an exhibit to the Company's Registration
                          Statement on Form S-1 (No. 2-75230) and incorporated herein by reference).


Exhibit 4(j).             Amendment dated October 20, 1987 to the By-laws (filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1987 and incorporated herein by reference).

Exhibit 4(k).             Amendment dated October 16, 1989 to the By-laws (filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1989 and incorporated herein by reference).

Exhibit 5.                Opinion of Ropes & Gray.

Exhibit 23(a).            Consent of Ropes & Gray (contained in Exhibit 5).

Exhibit 23(b).            Consent of Arthur Andersen LLP.

Exhibit 24.               Power of Attorney (included as part of the signature pages to this
                          Registration Statement).